Exhibit 10.11

Michael K. Branstetter	HULL & BRANSTETTER CHARTERED ATTORNEYS AT LAW 416 RIVER STREET P.O. BOX 709 WALLACE, ID 83873-0709	H.J. HULL(1888-1975) ALDEN HULL (1919-1984) PLATT HULL (1914-1992) TELEPHONE : (208) 752-1154 FAX: (208) 752-0951
January 26, 2006

 Steve Drimmer

Mt. Hope Mines, Inc.

15480 Ventura Blvd., Suite 220

via facsimile transmission only

Sherman Oaks, CA  91403

(818) 981-4418

Re:

Idaho General Mines, Inc. – Mount Hope Mines, Inc.

Payment Schedule

Lease Agreement: October 19, 2005

Dear Steve,

Idaho General Mines, Inc. and Mount Hope Mines, Inc. have agreed to modify the payment schedule set forth in Article 1.1(c) of the October 19, 2005 Lease.  This letter shall serve as Idaho General and Mount Hope’s confirmation of the modification.  A more formal document will be prepared as promptly as possible.

The payment schedule set forth in Article 1.1(c)(i) through (vi) shall be as follows:

Payment Amount	Due Date

$125,000.00	on or before 01/31/06
$125,000.00	on or before 04/19/06
$125,000.00	on or before 10/19/06
$125,000.00	on or before 04/19/07
$350,000.00	on or before 10/19/07
3% of estimated construction costs or $350,000.00	on or before 10/19/08
3% of estimated construction costs or $350,000.00	on or before 10/19/09
2.5MM or 3% of estimated construction costs	on or before 10/19/10
3% of estimated construction costs or 50% of the difference between 3% and 2.5MM	on or before 10/19/11
3% of estimated construction costs or 50% of the difference between 3% and 2.5MM	on or before 10/19/12
$500,000.00	on or before 10/19/13
and each 10/19 thereafter

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Idaho General appreciates your cooperation and requests that you sign this letter and return it to me by facsimile transmission.  Bob Russell has also signed via facsimile transmission.  The first $125,000.00 payment will be made upon receipt of your fax.

Very truly yours,

HULL & BRANSTETTER CHARTERED

By:

/s/ Michael K. Branstetter

Michael K. Branstetter

Idaho General Mines, Inc.

/s/ Robert L. Russell

Robert L. Russell, President

Date:

27 January 2006

Mount Hope Mines, Inc.

/s/ Stephen Drimmer

Stephen Drimmer, President

Date:

30 January 2006

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